SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                                 FAIRPORT FUNDS
                                 --------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies: ____________

2)  Aggregate number of securities to which transaction applies: _______________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________

4)  Proposed maximum aggregate value of transaction: ___________________________

5)  Total fee paid: ____________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid: ____________________________________________________

2) Form, Schedule or Registration Statement No.: _______________________________

3) Filing Party: _______________________________________________________________

4) Date Filed: _________________________________________________________________

                           [FAIRPORT FUNDS LETTERHEAD]


     IMPORTANT NEWS FOR SHAREHOLDERS OF THE FAIRPORT FUNDS


Dear Fairport Funds Shareholder:

I am writing to let you know that a meeting of shareholders of the Fairport Funds (the "Trust") will be held on February 25, 2005. The purpose of the meeting is to vote on a matter that affects the Fairport Funds. You should read the full text of the enclosed Proxy Statement; however, below is a highlight of the matters requiring a shareholder vote:


Q:  Why is the Meeting Being Held?

A: Roulston & Company, Inc. ("Roulston"), is a wholly-owned subsidiary of Fairport Asset Management LLC ("Fairport") and serves as the investment adviser to the Fairport Government Securities Fund (the "Fund") under an investment advisory agreement between Fairport and the Trust. Because Roulston is a wholly-owned subsidiary, Fairport is deemed to control Roulston. Prior to December 21, 2004, certain outside investors owned 51% of Fairport; the remaining 49% was owned by various members of Fairport's management. On December 21, 2004, Fairport's management entered into an agreement to purchase all of the interests of the outside investors. The acquisition by management of a controlling interest in Fairport resulted in a "change in control" of Fairport and Roulston. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a transaction that results in a change of control of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement automatically terminates in the event of its assignment. To enable Roulston to continue to serve as the Fund's investment adviser, the Trust's Board of Trustees has approved, subject to shareholder approval, a new investment advisory agreement with Roulston. As a result, the shareholders of the Trust are being asked to consider the approval of the new investment advisory agreement. The new investment advisory agreement contains, in all material aspects, the same terms as the prior contract.

The following pages give you additional information about the transaction (as well as other matters noted below).

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.
----------------------------------------------------------------


Q: How Will the Roulston Transaction Affect Me?

A: The current portfolio management team will continue to manage the Fund after the transaction and our investment officers and service team will continue with their emphasis on personal service. The Fairport Funds phone number, address, contacts, ticker symbol, service providers and other services will be unaffected by the transaction. Roulston management has assured the Board of Trustees of the Trust that there will be no reduction in the nature or quality of Roulston's services to the Fairport Funds as a result of the transaction.

Q: Why Did You Send Me These Materials?

A: You are receiving these materials - a booklet that includes the Proxy Statement and a proxy card - because as a shareholder in the Fund you have the right to vote on the important proposals concerning your investments in the Fund. Your vote is very important. Please take the time to complete the proxy
       -------------------------------------------------------------------------
card and return it promptly  to help in avoiding  the  additional  expense  that
---------------------------
another proxy solicitation would entail.


Q: Whom Do I Call For More Information Or To Place My Vote?

A: You can vote easily and quickly by mail - everything you need is enclosed. Please fill out the Proxy Voting Card, sign and return it in the enclosed envelope. If you would like more information or if you have any questions, please call your financial representative, investment officer, or the Funds at
800.332.6459. Should you lose your Proxy Card, you may also be able to vote via phone by speaking directly to a Shareholder Services Representative during normal business hours at 800.332.6459.

We look forward to continuing to serve you and the Funds.

Sincerely,

/s/ Scott D. Roulston

SCOTT D. ROULSTON, PRESIDENT


YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER SOLICITATION.


                           PLEASE CAST YOUR VOTE NOW!

                                 FAIRPORT FUNDS

              3636 EUCLID AVENUE, SUITE 3000, CLEVELAND, OHIO 44115

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the Fairport Government Securities Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Fairport Government Securities Fund (the "Fund") of the Fairport Funds, an Ohio business trust (the "Trust"), will be held on Thursday, February 25, 2005 at 8:30 a.m., Eastern Time, at the offices of the Trust located at 3636 Euclid Avenue, Cleveland, Ohio 44115. The purpose of the Meeting is to consider and act on the following matters:

     1. To approve the new Investment Advisory Agreement between Roulston & Company, Inc. and the Trust;

     2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     As a shareholder of record at the close of business on January 3, 2005, you have the right to direct the persons listed on the enclosed proxy card on how your shares in the Funds should be voted. To assist you, a proxy card is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment thereof.

                            By Order of the Trustees,


January 20, 2005            Charles A. Kiraly, Secretary


                             YOUR VOTE IS IMPORTANT!


In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed proxy. For your convenience, the enclosed addressed envelope requires no postage.

                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                                 FAIRPORT FUNDS
                               3636 EUCLID AVENUE
                              CLEVELAND, OHIO 44115

                          TO BE HELD FEBRUARY 25, 2005


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Fairport Funds (the "Trust"), on behalf of the Fairport Government Securities Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 3636 Euclid Avenue, Cleveland, Ohio 44115, on February 25, 2005 at 8:30 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about January 20, 2005.

     Roulston & Company, Inc. ("Roulston") is a wholly-owned subsidiary of Fairport Asset Management LLC (the "Fairport") and serves as the investment adviser to the Fund under an investment advisory agreement between Fairport and to Trust. Because Roulston is a wholly-owned subsidiary, Fairport is deemed to control Roulston. Prior to December 21, 2004, certain outside investors owned 51% of Fairport; various members of Fairport's management owned the remaining 49%. On December 21, 2004, Fairport's management purchased all of the interests of the outside investors. The acquisition by management of a controlling interest in Fairport resulted in a "change in control" of Fairport and Roulston. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a transaction that results in a change of control of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement automatically terminates in the event of its assignment. As a result, the shareholders are being asked to consider the approval of a new investment advisory agreement for the Fund with Roulston.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE 800.332.6459. THE ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

                                    PROPOSAL
             APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
                     THE TRUST AND ROULSTON & COMPANY, INC.

BACKGROUND
----------

     Roulston previously served as the Fund's investment adviser pursuant to an investment advisory agreement dated October 25, 2001. Roulston is a wholly-owned subsidiary of Fairport, and is therefore deemed to be controlled by Fairport. Prior to December 21, 2004, the outstanding voting interests in Fairport were held as follows: Kirtland Capital Partners II L.P. -21%; Kirtland Capital Partners III L.P. -20%; Hickory Investments Ltd. -5%; FAM Investments Ltd. -5% (collectively, the "Outside Investors"); and various members of Fairport management or entities owned by such members of Fairport management ("Fairport Management) - 49%. On December 21, 2004, the Outside Investors entered into an agreement to redeem all of their equity interests in Fairport. At the same time, Fairport Management agreed to purchase additional equity interests in Fairport (such redemption and purchase, the "Transaction"). As a result of the Transaction, Fairport now is owned in its entirety by Fairport Management as follows: Scott D. Roulston - 24%; Paul R. Abbey - 24%; Heather R. Ettinger - 12%; Gregory P. Althans - 10%; and eleven other management members - 30%. As a result of the Transaction, Fairport Management is deemed to "control" Fairport and Roulston.

     Under the Investment Company Act, a transaction that results in a change of control of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that an investment advisory agreement automatically terminates in the event of its assignment. The transaction described above resulted in a "change in control" of Fairport and Roulston for purposes of the Investment Company Act and caused the "assignment" and resulting termination of the previous investment advisory agreement.

     On December 14, 2004, the Board of Trustees of the Fund approved an interim investment advisory agreement. The interim investment advisory agreement took effect following the change of control of Fairport and Roulston. Subject to shareholder approval, the Board of Trustees on December 14, 2004 also approved a new investment advisory agreement for the Fund. As a result, the shareholders of the Fund are being asked to consider the approval of the new investment advisory agreement with Roulston. The primary purpose of this proposal is to allow Roulston to continue to serve as the investment adviser to the Fund.

     APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WILL NOT RAISE THE FEES PAID BY THE SHAREHOLDERS OF THE FUND. The new investment advisory agreement is materially identical to the previous investment advisory agreement, including the advisory fee the Fund pays to Roulston, except for the date of its execution, effectiveness and termination. The effective date of the new investment advisory agreement will be the date shareholders of the Fund approve the new investment advisory agreement.

THE PREVIOUS INVESTMENT ADVISORY AGREEMENT
------------------------------------------

     Roulston previously served as the investment adviser to the Fund pursuant to an investment advisory agreement, dated October 25, 2001, between the Trust and Roulston. The previous agreement was approved by shareholders of the Fund on October 25, 2001. The previous agreement was most recently renewed by the Board of Trustees on October 28, 2004 and would continue from year to year thereafter, subject to annual approval by the Board of Trustees.

     Under the terms of the previous investment advisory agreement, Roulston was responsible for providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. Roulston determined from time to time what securities and other investments would be purchased, retained or sold by the Trust with respect to the Fund. Roulston provided these services in accordance with the Fund's investment objective, policies and restrictions, subject to the supervision and control of the Board of Trustees. Under the previous Agreement, Roulston was authorized to establish and maintain accounts on behalf of the Fund, to purchase and sell securities on behalf of the Fund through brokers or dealers, and to negotiate commissions to be paid on such transactions. In doing so, Roulston was required to use reasonable efforts to obtain the most favorable price and execution available but was permitted, subject to certain limitations, to pay brokerage commissions that are higher than those another broker might have charged in return for brokerage and research services. The agreement provided that Roulston would not be held liable for any error of judgment, mistake of law or for any loss suffered by the Fund, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Roulston or the reckless disregard of its duties under the Agreement.

     As compensation for its management services, the Fund was obligated to pay Roulston a fee computed and accrued daily and paid monthly at an annual rate of 0.25% of its average daily net assets. Roulston has contractually agreed through February 28, 2005 to waive its investment advisory fee and/or reimburse other expenses of the Fund to the extent necessary to maintain total annual operating expenses of the Fund at 1.00%. For the fiscal year ended October 31, 2004, the Fund paid Roulston net investment advisory fees of $123,785. Roulston did not waive or reimburse any fees and/or expenses in the fiscal year ending October 31, 2004. For the period beginning March 1, 2005, Roulston has not contractually agreed to waive or reimburse any fees and/or expenses, but may choose to voluntarily do so if the Fund's total annual operating expenses exceed 1.00%.

THE INTERIM INVESTMENT ADVISORY AGREEMENT
-----------------------------------------

     Ordinarily, shareholder approval must be obtained before an investment advisory agreement takes effect. With respect to a voluntary assignment as described in Rule 15a-4(b)(2) under the Investment Company Act, however, an investment adviser is permitted to serve temporarily under an interim agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

     (i) The compensation under the interim agreement is no greater than under the previous agreement;
     (ii) The  fund's   board  of   trustees,   including   a  majority  of  the
          disinterested trustees, has voted in person to approve the interim agreement before the previous agreement is terminated;
     (iii)The  fund's   board  of   trustees,   including   a  majority  of  the
          disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;
     (iv) The interim agreement provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;
     (v) The interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees, including a majority of the trustees who are not interested persons of the fund;
     (vi) The interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new investment advisory agreement by shareholders;
     (vii)A majority of the trustees of the fund are disinterested trustees and those trustees select and nominate any other disinterested trustee; and
     (viii) Any person who acts as legal counsel for the disinterested trustees is an independent legal counsel.

     A change of control of Roulston occurred on December 21, 2004. At an in person meeting on December 14, 2004, the Board of Trustees, including a majority of the disinterested trustees, approved an interim investment advisory agreement meeting the above conditions that took effect upon the change of control. The Board of Trustees determined that the scope and quality of services anticipated to be provided to the Fund under the interim advisory agreement would be identical in all material respects to the scope and quality of services provided under the previous investment advisory agreement. The interim advisory agreement contains the same provisions as the previous investment advisory agreement with the exception of effective and termination dates and differences required by rules under the 1940 Act. With respect to termination, the interim advisory agreement provides that the Board of Trustees or a majority of the Fund's outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to Roulston.. Roulston will serve as investment adviser pursuant to the interim agreement for 150 days after the change in control or, if earlier, until a new investment advisory agreement is approved by shareholders. The compensation payable to Roulston under the interim agreement is the same as under the previous agreement. However, under the interim investment advisory agreement, all fees are placed in an escrow account pending approval of the new investment advisory agreement by shareholders. If shareholders do not approve the new investment advisory agreement, Roulston will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned. All of the Trustees of the

Trust are disinterested trustees and those Trustees select and nominate other disinterested trustees. Finally, no person acts as legal counsel for the disinterested trustees.

THE NEW INVESTMENT ADVISORY AGREEMENT
-------------------------------------

     At a meeting on December 14, 2004, the Board of Trustees considered and approved, subject to approval by the shareholders of the Fund, a proposed new investment advisory agreement for the Fund. The new investment advisory agreement will become effective as to the Fund upon approval by shareholders. The new investment advisory agreement is identical in all material respects to the previous investment advisory agreement, with the exception of technical amendments arising from changes in the date of its execution, effectiveness and termination.

     The new investment advisory agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Roulston (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval. The new investment advisory agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by Roulston The new investment advisory agreement automatically and immediately terminates in the event of an assignment (as defined in the Investment Company Act).

     As with the previous investment advisory agreement, under the new investment advisory agreement Roulston is responsible for providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. Roulston will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund. Roulston will provide these services in accordance with the Fund's investment objective, policies and restrictions, subject to the supervision and control of the Board of Trustees. Roulston is authorized to establish and maintain accounts on behalf of the Fund, to purchase and sell securities on behalf of the Fund through brokers or dealers, and to negotiate commissions to be paid on such transactions. In doing so, Roulston is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than those another broker might have charged in return for brokerage and research services. The liability provisions of the new investment advisory agreement are the same as the previous investment advisory agreement. The new investment advisory agreement provides that Roulston will not be held liable for any error of judgment, mistake of law or for any loss suffered by the Fund, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from in the absence of willful misfeasance, bad faith or gross negligence on the part of Roulston or the reckless disregard of its duties under the Agreement.

     The new investment  advisory  agreement for the Fund is attached as Exhibit
A. You should read the new investment advisory agreement. The description in this Proxy Statement of the new investment advisory agreement is only a summary.

INFORMATION CONCERNING ROULSTON

Roulston is located at 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115. The name, address and principal occupation of the principal executive officer and each director of Roulston are set forth in the following table. Roulston has advised the Trust that the completion of the Transaction will not result in any changes in such positions:


                                                           Principal Occupation
Name                    Position with Roulston & Co.       and Business Address(1)
----------------        ------------------------------     -----------------------

Scott D. Roulston       President and Director             Relationship  Officer  and a  Director  of
                                                           Fairport Asset Management, LLC.

Heather R. Ettinger     Secretary and Director             Relationship  Officer,   Secretary  and  a
                                                           Director  of  Fairport  Asset  Management,
                                                           LLC.

Kenneth J. Coleman      Chief Operating Officer, Chief     Chief Operating  Officer,  Chief Financial
                        Compliance Officer                 Officer,  Treasurer  and Chief  Compliance
                        and Director                       Officer of Fairport Asset Management, LLC.



(1) The business address for each of these persons is 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115.

     The following persons own 10% or more of Fairport Asset Management, LLC.

---------------------- ----------------------------------- -------------------
        Name                                 Address             Ownership
---------------------- ----------------------------------- -------------------
Scott D. Roulston      3636 Euclid Avenue, Suite 3000      24%
                       Cleveland, Ohio 44115

---------------------- ----------------------------------- -------------------
Paul R. Abbey          3636 Euclid Avenue, Suite 3000      24%
                       Cleveland, Ohio 44115

---------------------- ----------------------------------- -------------------
Heather R. Ettinger    3636 Euclid Avenue, Suite 3000      12%
                       Cleveland, Ohio 44115

---------------------- ----------------------------------- -------------------
Gregory P. Althans     3636 Euclid Avenue, Suite 3000      10%
                       Cleveland, Ohio 44115
---------------------- ----------------------------------- -------------------

EVALUATION BY THE BOARD OF TRUSTEES.
-----------------------------------

     At a meeting on December 14, 2004, the Board of Trustees determined that continuity and efficiency of portfolio investment advisory services after the change of control of Roulston could best be assured by approving the new investment advisory agreement. Each of the Trustees expressed his or her belief that the new investment advisory agreement would enable the Fund to continue to obtain services of high quality at costs that the Trustees deemed appropriate and reasonable and that approval of the new investment advisory agreement was in the best interests of the Fund and its shareholders. The Board of Trustees evaluated the new investment advisory agreement with Roulston and the impact on the Fund of retaining Roulston as the investment adviser. A representative of Roulston discussed with the Trustees the reasons for the change of control at Roulston, the experience and background of Roulston & Company, Inc., the ability of Roulston to perform under the terms of the proposed new investment advisory agreement, and Roulston's financial condition.

     In evaluating the impact of the acquisition, the Board requested and reviewed, with the assistance of legal counsel, information about the performance of the Fund. A representative of Roulston reviewed the performance of the Fund compared to its benchmark indices and noted that, unlike the Fund, the indices do not reflect fees and expenses. The representative also compared the Fund's management fee and expense ratio to the management fees and expense ratios its peer group, and noted the Fund's management fee and expense ratio were below the median and average management fees and expense ratios of its peer group. The representative also noted that the Fund's total return compared favorably with the peer group. Finally, the representative reviewed Roulston's financial performance (including a review of its balance sheet and income statement), profitability and strategic plan.

     In making the recommendation to shareholders to approve the new investment advisory agreement, the Trustees expressed their satisfaction with the experience, reputation, qualifications and background of Roulston and the nature and quality of operations and services that Roulston & Company, Inc. will continue to provide the Fund with no change in fees. The Board viewed it significant that the current portfolio manager of the Fund would continue to be primarily responsible for portfolio management following the change in control, that no changes in Roulston's methods of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Fund will result from the change of control.

     The Trustees also gave careful consideration to factors deemed relevant to the Fund, including, but not limited to (i) the performance of the Fund since the commencement of its operations, (ii) the investment objective and policies of the Fund, (iii) the financial condition of Roulston and (iv) the fact that the terms of the new investment advisory agreement are substantially identical to the previous agreement.

     As a result of their considerations, the Trustees, including all of the Trustees who are not interested persons of the Fund or Roulston, determined that the new investment advisory agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the new investment advisory agreement and voted to recommend it to shareholders for approval.

                 THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY
              RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF
                                                 ---
                      THE NEW INVESTMENT ADVISORY AGREEMENT


               ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUND

     The Fund is a diversified series of the Trust , an open-end management investment company organized as an Ohio business trust on September 16, 1994. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Roulston, 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 as the Fund's investment adviser. The Trust retains Unified Fund Services, Inc. to manage the Fund's business affairs, provide the Fund with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust retains Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 to act as the principal distributor of the Fund's shares.


                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed new agreement between the Trust and Roulston and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

     The close of business on January 3, 2005 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 4,384,830.024 shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

     An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed new agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed new investment advisory agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.


                        SECURITY OWNERSHIP OF MANAGEMENT

     Scott D. Roulston, Kenneth J. Coleman and Charles A. Kiraly are officers of Roulston and also are the President, Treasurer and Secretary/Chief Compliance Officer, respectively, of the Trust.

     As of the Record Date, the Trustees and officers of the Trust were record owners of less then 1% of the shares of the Fund. In addition, certain officers of the Trust, because of their ownership interest in Roulston and Fairport, may be deemed to beneficially own shares of the Fund listed below as beneficially owned by Roulston and Fairport. As a result, these officers may be deemed to control the outcome of the vote.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of January 3, 2005, to the Trust's knowledge, the following table sets forth the persons who beneficially own more than 5% of the outstanding shares of the Fund. Roulston and/or Fairport are considered to own beneficially these shares of the Fund because such shares are held in various managed accounts at Roulston and/or Fairport over which they have voting and investment authority. In addition, certain officers of Roulston and/or Fairport may be deemed to beneficially own these shares of the Fund because of their ownership interest in Roulston and Fairport. Roulston and/or Fairport intend to vote these shares FOR the Proposal in accordance with the recommendations of the Board of Trustees.


--------------------------- ------------------------------------ -------------------------------- --------------------
                              Name and Address of Beneficial        Amount Beneficially Owned     Percentage of Fund
           Fund                            Owner                                                         Owned
--------------------------- ------------------------------------ -------------------------------- --------------------
Fairport Government         Roulston & Company, Inc./
Securities Fund             Fairport Asset Management, LLC.
                            3636 Euclid Ave., Ste. 3000                   4,196,156.679                 95.70%
                            Cleveland, Ohio 44115

--------------------------- ------------------------------------ -------------------------------- --------------------

1 These Shares are currently held in managed accounts over which Roulston and/or Fairport have both voting and investment authority; however these beneficial owners have the ability to rescind that voting and investment authority within 60 days should they choose to do so.

     As of January 3, 2005, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.




                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Charles A. Kiraly, Secretary, Fairport Funds, 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115.

                               AFFILIATED BROKERS

     For fiscal year ended October 31, 2004, the Fund did not pay brokerage commissions to affiliated brokers.

                              COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Roulston or Fairport. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Roulston or Fairport will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Roulston and Fairport may solicit proxies in person or by telephone, facsimile transmission, mail, electronic means or personal interview, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

     If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 800.332.6459, or write the Trust's transfer agent, Unified Fund Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.


                                        By Order of the Trustees




January 20, 2005                        Charles A. Kiraly, Secretary


PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE

                                                                      APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT


     This Agreement is made as of [_______, 2005], between Fairport Funds, an Ohio business trust (the "Trust"), and Roulston & Company, Inc., an Ohio corporation (the "Adviser").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to continue to retain the Adviser to furnish investment advisory services to the current investment portfolio of the Trust and may retain the Adviser to serve in such capacity to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto (such current investment portfolio and any such additional investment portfolios together called the "Funds") and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, the parties hereto agree as follows:

     ss.1.  Appointment.  The  Trust  hereby  appoints  the  Adviser  to  act as
            -----------
investment adviser to the Funds for the period and on the terms and subject to the conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     ss.2.  Investment  Advisory  Services.  Subject to the  supervision  of the
            ------------------------------
Trust's Board of Trustees, the Adviser shall provide a continuous investment program for the Funds, including investment, research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser shall determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Adviser shall provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in such Fund's most current Prospectus and Statement of Additional Information, as then in effect, and all amendments or supplements thereto, and resolutions of the Trust's Board of Trustees as may be adopted from time to time. The Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to any fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (the "Commission") and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Adviser;

          (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain and is hereby directed to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Adviser with brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934). Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of this policy, the Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to Roulston Research Corp., the Adviser, or any affiliated person of the Trust, Roulston Research Corp. or the Adviser unless otherwise permitted by the 1940 Act, an exemption therefrom, or an order thereunder;

          (d) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (e) will advise and assist the officers of the Trust in taking such actions as may be necessary or appropriate to carry out the decisions of the Trust's Board of Trustees and of the appropriate committees of such Board regarding the conduct of the business of the Funds.

     ss.3. Expenses. During the term of this Agreement, the Adviser will pay all
           --------
expenses incurred by it in connection with its activities, duties and obligations under this Agreement, other than the costs of securities (including brokerage fees, if any) purchased for the Funds.

     ss.4.  Compensation.  For the services  provided  and the expenses  assumed
            ------------
pursuant to this Agreement, each of the Funds will pay the Adviser and the Adviser will accept as full compensation therefor a fee set forth on Schedule A hereto. The obligations of the Funds to pay the above-described fee to the Adviser will begin as of the effective date of this Agreement (or effective date of Schedule A with respect to Funds added thereto after the date hereof).

     ss.5.  Limitation  of  Liability.  The Adviser  shall not be liable for any
            -------------------------
error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     ss.6. Duration and Termination.  This Agreement will become effective as of
           ------------------------
the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission) (the "Effective Date"), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements, if any, under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until the second anniversary of the Effective Date.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     ss.7.  Name. The Trust hereby  acknowledges  that the name  "Roulston" is a
            ----
property right of the Adviser. The Adviser agrees that the Trust and the Funds may, so long as this Agreement remains in effect, use "Roulston" as part of its name. The Adviser may permit other persons, firms or corporations, including other investment companies, to use such name and may, upon termination of this Agreement, require the Trust and the Funds to refrain from using the name "Roulston" in any form or combination in its name or in its business or in the name of any of its Funds, and the Trust shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

     ss.8. Adviser's Representations. The Adviser hereby represents and warrants
           -------------------------
that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations.

     ss.9.  Amendment of this  Agreement.  No provision of this Agreement may be
            ----------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     ss.10.  Miscellaneous.  The  captions in this  Agreement  are  included for
             -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of Ohio.

     Fairport Funds is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Fairport Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, as set forth in Section 1746.13(A), Ohio Revised Code, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                           FAIRPORT FUNDS


                                           By
                                             -----------------------------------

                                           Name
                                                 -------------------------------

                                           Title
                                                 -------------------------------


                                           ROULSTON & COMPANY, INC.


                                           By
                                             -----------------------------------

                                           Name
                                               ---------------------------------

                                           Title
                                                --------------------------------

                                                               Dated  ____, 2005

                                   Schedule A
                                     to the
                          Investment Advisory Agreement
                           between Fairport Funds and
                            Roulston & Company, Inc.
                             dated as of ____, 2005


Name of Fund                          Compensation*
------------                          ------------
Fairport Government Securities Fund   Annual rate of twenty-five one-hundredths
                                      of one percent (.25%) of the average daily net assets of such Fund up to $100 Million and one hundred twenty-five one thousandths of one percent (0.125%) of the average daily net assets of such Fund of $100 Million or more.




ROULSTON & COMPANY, INC.                    FAIRPORT FUNDS

By                                          By
    ---------------------------------             ------------------------------

Name                                        Name
      -------------------------------               ----------------------------

Title                                       Title
       ------------------------------                ---------------------------




* All fees are computed and paid monthly.

                                 FAIRPORT FUNDS

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                              OF THE FAIRPORT FUNDS
                          TO BE HELD February 25, 2005


The undersigned shareholder of the Fairport Funds (the "Trust"), does hereby appoint Kenneth J. Coleman and Charles A. Kiraly, or either one of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend a Special Meeting of Shareholders Fairport Government Securities Fund (the "Fund") of the Trust (the "Meeting") to be held on February 25, 2005 at 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio at 8:30 a.m. Eastern Time, and at all adjournments thereof, and to vote the shares of the Fund held in the name of the undersigned as of the record date for the Meeting. This proxy shall be voted on the proposals described in the Proxy Statement as specified below.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE,
-------------------------------------------------------------------------------
OR, IF NO CHOICE IS INDICATED, FOR EACH OF THE PROPOSALS.
                               ---

SUCH ATTORNEYS-IN-FACT SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT AS TO ANY OTHER MATTER.

Acct # [   ]  Fund Name: Fairport Government Securities>  Shares owned [487.652]
VOTE YOUR SHARES OF THE FAIRPORT GOVERNMENT SECURITIES FUND HERE
--------------------------------------------------------------------------------


Proposal 1                                                                     FOR             AGAINST         ABSTAIN

To Approve the new Investment Advisory Agreement with Roulston &
Company, Inc.




TO VOTE, PLEASE DATE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.

Please be sure to sign and date this proxy card.


Shareholder sign here_______________________________________    Date ___________

Co-owner (if any) sign here ________________________________


2